Exhibit 99.1

ACI Worldwide Announces Completion of Acquisition of Speedpay – Western Union’s U.S. Bill Pay Business

With Speedpay, ACI will expand its reach in the U.S. bill pay market

NAPLES, FLA—May 9, 2019—ACI Worldwide (NASDAQ: ACIW), a leading global provider of real-time electronic payment and banking solutions, today announced that its acquisition of Speedpay – Western Union’s United States bill pay business – will be completed today. Under the terms of the agreement, ACI Worldwide is acquiring Speedpay for an all-cash purchase of $750 million, subject to customary adjustments.

With Speedpay, ACI will expand its reach into existing and complementary segments such as consumer finance, insurance, healthcare, higher education, utilities, government and mortgage. The Speedpay and ACI’s UP Bill Payment platforms will become a unified bill payment platform that supports billions of transactions and drives digital bill payment forward.

“The acquisition marks an exciting new era in bill pay. The combination of Speedpay and ACI brings together an incredibly strong team of bill pay experts and a powerful next-generation platform. As we join forces, we are focused on driving innovation and revolutionizing bill pay for our thousands of customers,” said Phil Heasley, president and CEO, ACI Worldwide. “Strategically moving forward, this acquisition also accelerates the delivery of ACI’s ‘Any Payment, Every Possibility’ vision to serve the real-time digital payments needs of merchants, corporates and billers.”

The addition of Speedpay is expected to contribute between $215 million and $220 million in revenue and between $50 million and $55 million in adjusted EBITDA to the remainder of 2019.

Centerview Partners LLC is acting as financial advisor to Western Union and BofA Merrill Lynch is acting as financial advisor to ACI. Sidley Austin LLP is Western Union’s counsel and Jones Day is advising ACI.

In separate press releases issued today, ACI announced the completion of its acquisition of Walletron from Western Union, as well as first quarter 2019 financial results. The press releases are available on ACI’s website, www.aciworldwide.com/.

ACI will host a conference call at 8:30 am ET today to discuss these transactions as well as first quarter 2019 results and full year 2019 and 2020 expectations. Interested persons may access a real-time audio broadcast of the teleconference at http://investor.aciworldwide.com/ or use the following numbers for dial-in participation: US/Canada: (866) 914-7436, international: +1 (817) 385-9117. Please provide your name, the conference name ACI Worldwide, Inc. and conference code 1270429. There will be a replay of the call available for two weeks on (855) 859-2056 for US/Canada callers and +1 (404) 537-3406 for international participants.

About ACI Worldwide

ACI Worldwide, the Universal Payments (UP) company, powers electronic payments for more than 5,100 organizations around the world. More than 1,000 of the largest financial institutions and intermediaries, as well as thousands of global merchants, rely on ACI to execute $14 trillion each day in payments and securities. In addition, myriad organizations utilize our electronic bill presentment and payment services. Through our comprehensive suite of software solutions delivered on customers’ premises or through ACI’s private cloud, we provide real-time, immediate payments capabilities and enable the industry’s most complete omni-channel payments experience. To learn more about ACI, please visit www.aciworldwide.com. You can also find us on Twitter @ACI_Worldwide.

Media Contacts:

Dan Ring

E-mail: dan.ring@aciworldwide.com

Phone: 781-370-3600

Nidhi Alberti

Email: nidhi.alberti@aciworldwide.com

Phone: 781-370-3600

Investor Relations:

John Kraft

E-mail: john.kraft@aciworldwide.com

Phone: 239-403-4627

© Copyright ACI Worldwide, Inc. 2019

ACI, ACI Worldwide, the ACI logo, ACI Universal Payments, UP, the UP logo and all ACI product/solution names are trademarks or registered trademarks of ACI Worldwide, Inc., or one of its subsidiaries, in the United States, other countries or both. Other parties’ trademarks referenced are the property of their respective owners.

Product roadmaps are for informational purposes only and may not be incorporated into a contract or agreement. The development release and timing of future product releases remains at ACI’s sole discretion. ACI is providing the following information in accordance with ACI’s standard product communication policies. Any resulting features, functionality, and enhancements or timing of release of such features, functionality, and enhancements are at the sole discretion of ACI and may be modified without notice. All product roadmap or other similar information does not represent a commitment to deliver any material, code, or functionality, and should not be relied upon in making a purchasing decision.

Forward-Looking Statements

This press release contains forward-looking statements based on current expectations that involve a number of risks and uncertainties. Generally, forward-looking statements do not relate strictly to historical or current facts and may include words or phrases such as “believes,” “will,” “expects,” “anticipates,” “intends,” and words and phrases of similar impact. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Forward-looking statements in this press release include, but are not limited to, statements regarding (i) with Speedpay, ACI will expand its reach in the U.S. bill pay market, including into existing and complimentary segments; (ii) revolutionizing bill pay for our thousands of customers; (iii) acceleration of the delivery of ACI’s ‘Any Payment, Every Possibility’ vision; and (iv) expectations regarding revenue and adjusted EBITDA contributions for the remainder of 2019.

All of the foregoing forward-looking statements are expressly qualified by the risk factors discussed in our filings with the Securities and Exchange Commission. Such factors include, but are not limited to, increased competition, the success of our Universal Payments strategy, demand for our products, restrictions and other financial covenants in our credit facility, consolidations and failures in the financial services industry, customer reluctance to switch to a new vendor, the accuracy of management’s backlog estimates, the maturity of certain products, our strategy to migrate customers to our next generation products, failure to obtain renewals of customer contracts or to obtain such renewals on favorable terms, delay or cancellation of customer projects or inaccurate project completion estimates, volatility and disruption of the capital and credit markets and adverse changes in the global economy, our existing levels of debt, impairment of our goodwill or intangible assets, litigation, future acquisitions, strategic partnerships and investments, the complexity of our products and services and the risk that they may contain hidden defects or be subjected to security breaches or viruses, compliance of our products with applicable legislation, governmental regulations and industry standards, our ability to protect customer information from security breaches or attacks, our compliance with privacy regulations, our ability to adequately defend our intellectual property, exposure to credit or operating risks arising from certain payment funding methods, the cyclical nature of our revenue and earnings and the accuracy of forecasts due to the concentration of revenue-generating activity during the final weeks of each quarter, business interruptions or failure of our information technology and communication systems, our offshore software development activities, risks from operating internationally, including fluctuations in currency exchange rates, exposure to unknown tax liabilities, volatility in our stock price, adverse effects of acquisitions, strategic partnerships or significant investments in new business and potential claims associated with our sale and transition of our CFS assets and liabilities. For a detailed discussion of these risk factors, parties that are relying on the forward-looking statements should review our filings with the Securities and Exchange Commission, including our most recently filed Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q.